UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-04612

Name of Fund:  BlackRock EuroFund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  Donald C. Burke, Chief Executive
       Officer, BlackRock EuroFund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 10/31/2007

Date of reporting period: 11/01/2006 - 10/31/2007

Item 1 - Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock EuroFund



ANNUAL REPORT    OCTOBER 31, 2007


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


BlackRock EuroFund
P.O. Box 9011
Princeton, NJ 08543-9011


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Table of Contents


                                                                 Page

A Letter to Shareholders                                          3
Annual Report:
Fund Summary                                                      4
About Fund Performance                                            6
Disclosure of Expenses                                            6
Portfolio Summary                                                 7
Proxy Results                                                     7
Financial Statements:
   Schedule of Investments                                        8
   Statement of Assets and Liabilities                           10
   Statement of Operations                                       11
   Statements of Changes in Net Assets                           12
Financial Highlights                                             13
Notes to Financial Statements                                    16
Report of Independent Registered Public Accounting Firm          22
Officers and Trustees                                            23
Important Tax Information                                        24
BlackRock Fund Information                                       25
Mutual Fund Family                                               27



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



A Letter to Shareholders


Dear Shareholder


The October reporting period was fairly tumultuous for financial markets, but culminated in positive performance for most major benchmarks:


Total Returns as of October 31, 2007                                                  6-month        12-month
U.S. equities (S&P 500 Index)                                                          +5.49%        +14.56%
Small cap U.S. equities (Russell 2000 Index)                                           +2.25%        + 9.27%
International equities (MSCI Europe, Australasia, Far East Index)                      +8.19%        +24.91%
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                               +2.68%        + 5.38%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         +1.30%        + 2.91%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       -0.07%        + 6.89%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.


Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the federal funds rate by 0.50% in September and another 0.25% on the final day of the reporting period, bringing its target rate to 4.50%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling. By period-end, the Fed had cited the risks between slower economic growth and faster inflation as equally balanced.

Amid the volatility throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy, troubled housing market and, recently, a more difficult corporate earnings backdrop. International markets fared even better than U.S. equities, benefiting from robust M&A activity and generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.48% by period-end, while prices correspondingly rose. The tax-exempt bond market has been challenged by a combination of record-setting supply year-to-date, economic uncertainty and concerns around the credit worthiness of bond insurers. This has brought municipal bond prices to relatively attractive levels and, as such, demand generally has remained firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


/s/ Robert C. Doll, Jr.
-----------------------
Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.


THIS PAGE NOT PART OF YOUR FUND REPORT



Fund Summary


Portfolio Management Commentary


  How did the Fund perform?

* The Fund posted solid absolute returns, but underperformed its benchmark for the 12-month period.


  What factors Influenced performance?

* The main detractor from performance was the Fund's overweight in financials, especially in banking and diversified financials. We have been positioned for tougher markets and materially reduced our exposure to the sector throughout the year, but the extent of liquidity contagion from the subprime markets and the resulting risk aversion across the sector led to a broad-based sell-off that affected a number of the Fund's holdings, including U.K. bank HBOS Plc, Irish bank Allied Irish Banks Plc and Swiss investment bank UBS AG.

* The Fund's exposure to the automobile industry underperformed on concerns that a U.S. consumer slowdown, along with a weaker U.S. dollar, would negatively impact demand. Relative returns also suffered from not owning Finnish handset maker Nokia Oyj, and from the Fund's holdings in Irish construction company CRH Plc and Belgium imaging technology company AGFA Gevaert NV.

* The Fund's large cap bias detracted from performance relative to its benchmark, especially in the latter part of 2006 and early 2007, when merger-and-acquisition activity reached record levels and tended to benefit mid to small cap names. The Fund's value bias also was a relative disadvantage, as value underperformed growth for the year.

* The Fund benefited from an overweight exposure to oil prices, reflected through energy holdings such as Statoilhydro ASA and refiner MOL Hungarian Oil and Gas, and power utilities such as RWE AG, E.ON AG and Electricite de France SA. Other stocks that contributed positively included German chemical/pharmaceutical company Bayer AG, steel company Arcelor-Mittal, construction company Hochtief AG and chemical company BASF AG.


  Describe recent portfolio activity.

* We reduced exposure to the financial sector across banks, diversified financials and insurance, including ING Groep NV CVA, French banks BNP Paribas and Credit Agricole SA, Banco Bilbao Vizcaya Argentaria SA and Barclays Plc. We increased our defensive exposure in the food, beverage & tobacco subsector, with increases in Unilever Plc, Nestle SA and British American Tobacco Plc. We also added to the materials sector, through Anglo American Plc and chemical company Akzo Nobel NV. Other new or increased positions included Deutsche Telekom AG, DaimlerChrysler AG and Banco Santander SA.


  Describe Fund positioning at period-end.

* We remain optimistic on the prospects for European equities. In our view, the recent equity market sell-off is not the result of any specific issues in Europe, although some banks may have some moderate exposure to the credit market crisis. While it is too early to know if the market has hit bottom, we are actively looking for opportunities among stocks that we believe are now oversold. In our view, a combination of strong earnings growth and attractive valuations should allow the market to make progress against what may be a more challenging international backdrop.



Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++ and Investor A Shares*++ compared to a similar investment in Morgan Stanley Capital International Europe Index++++. Values illustrated are as follows:

Institutional Shares*++

Date                                             Value

October 1997                                   $10,000.00
October 1998                                   $11,373.00
October 1999                                   $14,017.00
October 2000                                   $14,230.00
October 2001                                   $12,388.00
October 2002                                   $11,313.00
October 2003                                   $13,866.00
October 2004                                   $16,537.00
October 2005                                   $19,268.00
October 2006                                   $25,825.00
October 2007                                   $32,141.00


Investor A Shares*++

Date                                             Value

October 1997                                   $ 9,475.00
October 1998                                   $10,753.00
October 1999                                   $13,214.00
October 2000                                   $13,388.00
October 2001                                   $11,623.00
October 2002                                   $10,585.00
October 2003                                   $12,945.00
October 2004                                   $15,402.00
October 2005                                   $17,898.00
October 2006                                   $23,919.00
October 2007                                   $29,729.00


Morgan Stanley Capital International Europe Index++++

Date                                             Value

October 1997                                   $10,000.00
October 1998                                   $12,306.00
October 1999                                   $13,846.00
October 2000                                   $13,977.00
October 2001                                   $10,784.00
October 2002                                   $ 9,287.00
October 2003                                   $11,531.00
October 2004                                   $14,056.00
October 2005                                   $16,346.00
October 2006                                   $21,527.00
October 2007                                   $27,547.00


    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ++ The Fund invests primarily in equities of corporations domiciled in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock.

 ++++ This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Performance Summary for the Period Ended October 31, 2007

                                                                              Average Annual Total Returns*

                                                                  1 Year                 5 Years                  10 Years

                                            6-Month       w/o sales    w/sales     w/o sales   w/sales     w/o sales   w/sales
                                         Total Returns      charge      charge       charge     charge       charge     charge
Institutional                                 +8.66%        +24.46%       --         +23.22%      --         +12.38%      --
Investor A                                    +8.61         +24.29      +17.76%      +22.94     +21.62%      +12.11     +11.51%
Investor B                                    +8.15         +23.12      +18.62       +21.93     +21.75       +11.42     +11.42
Investor C                                    +8.16         +23.26      +22.26       +21.96     +21.96       +11.23     +11.23
Class R                                       +8.28         +23.60        --         +22.87       --         +11.94       --
Morgan Stanley Capital International
  Europe Index                                +8.28         +27.96        --         +24.29       --         +10.66       --

 * Assuming maximum sales charges. See "About Fund Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.

   Past performance is not indicative of future results.



Expense Example

                                        Actual                                                Hypothetical**

                       Beginning          Ending         Expenses              Beginning          Ending          Expenses
                     Account Value    Account Value    Paid During           Account Value    Account Value     Paid During
                      May 1, 2007    October 31, 2007  the Period*            May 1, 2007    October 31, 2007   the Period*
Institutional            $1,000         $1,086.60         $ 5.42                 $1,000         $1,020.02          $ 5.24
Investor A               $1,000         $1,086.10         $ 6.41                 $1,000         $1,019.06          $ 6.21
Investor B               $1,000         $1,081.50         $10.60                 $1,000         $1,015.03          $10.26
Investor C               $1,000         $1,081.60         $10.44                 $1,000         $1,015.18          $10.11
Class R                  $1,000         $1,082.80         $ 9.24                 $1,000         $1,016.34          $ 8.94

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.03% for Institutional,
   1.22% for Investor A, 2.02% for Investor B, 1.99% for Investor C and 1.76% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

   See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.



Fund Profile as of October 31, 2007


                                                       Percent of
Ten Largest Equity Holdings                            Net Assets

Vodafone Group Plc                                         4.1%
Royal Dutch Shell Plc Class B                              4.0
Nestle SA Registered Shares                                3.7
DaimlerChrysler AG                                         3.2
Total SA                                                   3.2
Deutcshe Telekom AG                                        3.1
Banco Santander SA                                         2.9
Novartis AG Registered Shares                              2.9
Eni SpA                                                    2.8
Siemens AG                                                 2.8



                                                       Percent of
Five Largest Industries                                Net Assets

Commercial Banks                                          15.1%
Oil, Gas & Comsumable Fuels                               12.3
Automobiles                                                7.2
Insurance                                                  7.1
Food Products                                              6.4



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



About Fund Performance


* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on pages 4 and 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on May 1, 2007 and held through October 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Portfolio Summary


Geographic Allocation as a Percentage of Total Investments as of October 31, 2007


Denmark--1.5%
Finland--1.0%
France--13.6%
Germany--22.6%
Ireland--2.9%
Italy--7.1%
Netherlands--7.0%
Norway--2.3%
Spain--2.9%
Sweden--1.4%
Switzerland--11.6%
United Kingdom--24.0%
Other*--2.1%

 * Includes portfolio holdings in short-term investments.



Proxy Results


During the six-month period ended October 31, 2007, the shareholders of BlackRock EuroFund voted on the following proposal, which was approved at a special shareholders' meeting on August 23, 2007. This proposal was a part of the reorganization of the Fund's Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                    Shares Voted    Shares Withheld
                                                                                        For           From Voting
To elect the Fund's Board of Trustees:       James H. Bodurtha                       35,670,188        1,899,662
                                             Bruce R. Bond                           35,669,439        1,900,411
                                             Donald W. Burton                        35,657,160        1,912,690
                                             Richard S. Davis                        35,678,058        1,891,792
                                             Stuart E. Eizenstat                     35,651,252        1,918,598
                                             Laurence D. Fink                        35,673,518        1,896,332
                                             Kenneth A. Froot                        35,664,950        1,904,900
                                             Henry Gabbay                            35,661,697        1,908,153
                                             Robert M. Hernandez                     35,651,079        1,918,771
                                             John F. O'Brien                         35,654,309        1,915,541
                                             Roberta Cooper Ramo                     35,671,758        1,898,092
                                             Jean Margo Reid                         35,675,530        1,894,320
                                             David H. Walsh                          35,673,187        1,896,663
                                             Fred G. Weiss                           35,667,026        1,902,824
                                             Richard R. West                         35,667,806        1,902,044



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007                (in U.S. dollars)


Common Stocks                                          Shares          Value

Denmark--1.5%

Commercial Banks--1.5%

Danske Bank A/S                                       353,531    $   15,647,811

Total Common Stocks in Denmark                                       15,647,811


Finland--1.0%

Electric Utilities--1.0%

Fortum Oyj                                            230,598        10,027,178

Total Common Stocks in Finland                                       10,027,178


France--13.5%

Automobiles--2.3%

Renault SA                                            139,649        23,586,651

Commercial Banks--2.0%

Societe Generale SA                                   126,644        21,395,262

Electric Utilities--2.4%

Electricite de France SA                              204,915        24,650,150

Insurance--2.0%

AXA SA                                                457,268        20,538,762

Machinery--1.6%

Vallourec SA                                           57,198        16,656,083

Oil, Gas & Consumable Fuels--3.2%

Total SA                                              408,473        32,962,140

Total Common Stocks in France                                       139,789,048


Germany--22.5%

Air Freight & Logistics--1.8%

Deutsche Post AG                                      604,707        18,324,071

Automobiles--4.9%

Bayerische Motoren Werke AG                           264,445        17,697,015
DaimlerChrysler AG                                    306,502        33,531,927
                                                                 --------------
                                                                     51,228,942

Chemicals--2.6%

Bayer AG                                              317,939        26,542,197

Diversified Telecommunication Services--3.1%

Deutsche Telekom AG                                 1,576,230        32,360,523

Electric Utilities--2.4%

E.ON AG                                               128,559        25,133,238

Industrial Conglomerates--2.8%

Siemens AG                                            217,150        29,444,647

Insurance--2.4%

Allianz AG Registered Shares                          111,366        25,077,186

Multi-Utilities--2.5%

RWE AG                                                188,473        25,747,090

Total Common Stocks in Germany                                      233,857,894


Ireland--2.9%

Commercial Banks--1.3%

Allied Irish Banks Plc                                532,846        13,433,979

Construction Materials--1.6%

CRH Plc                                               428,297        16,511,461

Total Common Stocks in Ireland                                       29,945,440



Common Stocks                                          Shares          Value

Italy--7.0%

Commercial Banks--4.2%

Banca Intesa SpA                                    2,739,279    $   21,718,769
UniCredito Italiano SpA                             2,533,362        21,756,130
                                                                 --------------
                                                                     43,474,899

Oil, Gas & Consumable Fuels--2.8%

Eni SpA                                               809,104        29,542,863

Total Common Stocks in Italy                                         73,017,762


Netherlands--7.0%

Chemicals--2.4%

Akzo Nobel NV                                         304,860        24,571,286

Diversified Financial Services--2.4%

Fortis                                                766,802        24,636,677

Metals & Mining--2.2%

ArcelorMittal                                         286,017        22,955,336

Total Common Stocks in the Netherlands                               72,163,299


Norway--2.3%

Oil, Gas & Consumable Fuels--2.3%

Statoilhydro ASA                                      700,618        23,867,626

Total Common Stocks in Norway                                        23,867,626


Spain--2.9%

Commercial Banks--2.9%

Banco Santander SA                                  1,375,890        30,090,281

Total Common Stocks in Spain                                         30,090,281


Sweden--1.4%

Diversified Financial Services--1.4%

Investor AB                                           575,419        14,299,414

Total Common Stocks in Sweden                                        14,299,414


Switzerland--11.6%

Capital Markets--3.7%

Credit Suisse Group                                   290,798        19,651,266
UBS AG                                                339,986        18,227,450
                                                                 --------------
                                                                     37,878,716

Food Products--3.7%

Nestle SA Registered Shares                            83,999        38,797,619

Insurance--1.3%

Swiss Reinsurance Co. Registered Shares               147,755        13,891,649

Pharmaceuticals--2.9%

Novartis AG Registered Shares                         561,152        29,850,107

Total Common Stocks in Switzerland                                  120,418,091



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


Common Stocks                                          Shares          Value

United Kingdom--23.8%

Aerospace & Defense--2.2%

BAE Systems Plc                                     2,168,287    $   22,526,565

Commercial Banks--3.1%

Barclays Plc                                          941,950        11,921,742
HBOS Plc                                            1,147,745        20,921,208
                                                                 --------------
                                                                     32,842,950

Food Products--2.7%

Unilever Plc                                          828,521        28,094,707

Insurance--1.4%

Prudential Plc                                        906,249        14,804,932

Metals & Mining--2.8%

Anglo American Plc                                    412,598        28,699,510

Oil, Gas & Consumable Fuels--4.0%

Royal Dutch Shell Plc Class B                         953,044        41,581,109

Pharmaceuticals--1.4%

GlaxoSmithKline Plc                                   580,565        14,912,401

Tobacco--2.1%

British American Tobacco Plc                          572,873        21,825,114



Common Stocks                                          Shares          Value

United Kingdom (concluded)

Wireless Telecommunication Services--4.1%

Vodafone Group Plc                                 10,814,084    $   42,613,392

Total Common Stocks in the United Kingdom                           247,900,680

Total Common Stocks
(Cost--$736,532,708)--97.4%                                       1,011,024,524



                                                   Beneficial
Short-Term Securities                                Interest

United States--2.1%

BlackRock Liquidity Series, LLC
  Cash Sweep Series, 4.96% (a)(b)                 $21,842,000        21,842,000

Total Short-Term Securities
(Cost--$21,842,000)--2.1%                                            21,842,000

Total Investments (Cost--$758,374,708*)--99.5%                    1,032,866,524
Other Assets Less Liabilities--0.5%                                   5,341,285
                                                                 --------------
Net Assets--100.0%                                               $1,038,207,809
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    769,257,847
                                                   ================
    Gross unrealized appreciation                  $    271,271,987
    Gross unrealized depreciation                       (7,663,310)
                                                   ----------------
    Net unrealized appreciation                    $    263,608,677
                                                   ================


(a) Represents the current yield as of October 31, 2007.

    See Notes to Financial Statements.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net              Interest
    Affiliate                                   Activity            Income

    BlackRock Liquidity Series, LLC
      Cash Sweep Series                       $(2,454,674)        $1,146,611


  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Statement of Assets and Liabilities

As of October 31, 2007
Assets

Investments in unaffiliated securities, at value (identified cost--$736,532,708)                                  $ 1,011,024,524
Investments in affiliated securities, at value (identified cost--$21,842,000)                                          21,842,000
Foreign cash (cost--$27,471)                                                                                               27,626
Receivables:
   Dividends                                                                                   $     3,383,456
   Securities sold                                                                                   4,052,592
   Beneficial interest sold                                                                            496,833          7,932,881
                                                                                               ---------------
Prepaid expenses and other assets                                                                                          24,378
                                                                                                                  ---------------
Total assets                                                                                                        1,040,851,409
                                                                                                                  ---------------

Liabilities

Unrealized depreciation on forward foreign exchange contracts                                                              11,443
Payables:
   Beneficial interest redeemed                                                                      1,297,209
   Investment adviser                                                                                  645,781
   Distributor                                                                                         230,887
   Other affiliates                                                                                    209,505          2,383,382
                                                                                               ---------------
Accrued expenses and other liabilities                                                                                    248,775
                                                                                                                  ---------------
Total liabilities                                                                                                       2,643,600
                                                                                                                  ---------------

Net Assets

Net assets                                                                                                        $ 1,038,207,809
                                                                                                                  ===============

Net Assets Consist of

Institutional Shares of beneficial interest, $.10 par value, unlimited number of shares
of beneficial interest authorized                                                                                 $     1,411,126
Investor A Shares of beneficial interest, $.10 par value, unlimited number of shares
of beneficial interest authorized                                                                                       2,180,821
Investor B Shares of beneficial interest, $.10 par value, unlimited number of shares
of beneficial interest authorized                                                                                         199,295
Investor C Shares of beneficial interest, $.10 par value, unlimited number of shares
of beneficial interest authorized                                                                                         388,624
Class R Shares of beneficial interest, $.10 par value, unlimited number of shares
of beneficial interest authorized                                                                                          21,019
Paid-in capital in excess of par                                                                                      599,636,987
Undistributed investment income--net                                                           $    13,415,141
Undistributed realized capital gains--net                                                          146,227,346
Unrealized appreciation--net                                                                       274,727,450
                                                                                               ---------------
Total accumulated earnings--net                                                                                       434,369,937
                                                                                                                  ---------------
Net Assets                                                                                                        $ 1,038,207,809
                                                                                                                  ===============

Net Asset Value

Institutional--Based on net assets of $361,175,123 and 14,111,256 shares of beneficial
interest outstanding                                                                                              $         25.59
                                                                                                                  ===============
Investor A--Based on net assets of $550,340,994 and 21,808,215 shares of beneficial
interest outstanding                                                                                              $         25.24
                                                                                                                  ===============
Investor B--Based on net assets of $42,828,578 and 1,992,948 shares of beneficial
interest outstanding                                                                                              $         21.49
                                                                                                                  ===============
Investor C--Based on net assets of $79,354,504 and 3,886,239 shares of beneficial
interest outstanding                                                                                              $         20.42
                                                                                                                  ===============
Class R--Based on net assets of $4,508,610 and 210,187 shares of beneficial
interest outstanding                                                                                              $         21.45
                                                                                                                  ===============

See Notes to Financial Statements.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Statement of Operations

For the Year Ended October 31, 2007
Investment Income

Dividends (net of $3,111,078 foreign withholding tax)                                                             $    29,771,496
Interest from affiliates                                                                                                1,146,611
                                                                                                                  ---------------
Total income                                                                                                           30,918,107
                                                                                                                  ---------------

Expenses

Investment advisory fees                                                                       $     7,526,981
Service fees--Investor A                                                                             1,261,297
Service and distribution fees--Investor C                                                              689,438
Service and distribution fees--Investor B                                                              507,763
Transfer agent fees--Institutional                                                                     494,272
Transfer agent fees--Investor A                                                                        452,455
Custodian fees                                                                                         390,029
Accounting services                                                                                    347,629
Transfer agent fees--Investor B                                                                        125,344
Printing and shareholder reports                                                                       118,047
Transfer agent fees--Investor C                                                                         91,344
Registration fees                                                                                       77,156
Professional fees                                                                                       73,309
Transfer agent fees--Institutional 1                                                                    60,707
Trustees' fees and expenses                                                                             40,207
Service and distribution fees--Class R                                                                  14,059
Pricing fees                                                                                            10,166
Transfer agent fees--Class R                                                                             9,489
Other                                                                                                   48,068
                                                                                               ---------------
Total expenses                                                                                                         12,337,760
                                                                                                                  ---------------
Investment income--net                                                                                                 18,580,347
                                                                                                                  ---------------

Realized and Unrealized Gain (Loss)--Net

Realized gain (loss) on:
   Investments--net                                                                                167,475,509
   Foreign currency transactions--net                                                                 (29,807)        167,445,702
                                                                                               ---------------
Change in unrealized appreciation on:
   Investments--net                                                                                 30,664,352
   Foreign currency transactions--net                                                                  197,072         30,861,424
                                                                                               ---------------    ---------------
Total realized and unrealized gain--net                                                                               198,307,126
                                                                                                                  ---------------
Net Increase in Net Assets Resulting from Operations                                                              $   216,887,473
                                                                                                                  ===============

See Notes to Financial Statements.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Statements of Changes in Net Assets

                                                                                                            For the
                                                                                                           Year Ended
                                                                                                          October 31,
Increase (Decrease) in Net Assets:                                                                   2007                2006
Operations

Investment income--net                                                                         $    18,580,347    $    19,501,216
Realized gain--net                                                                                 167,445,702        113,475,099
Change in unrealized appreciation--net                                                              30,861,424         99,480,517
                                                                                               ---------------    ---------------
Net increase in net assets resulting from operations                                               216,887,473        232,456,832
                                                                                               ---------------    ---------------

Dividends and Distributions to Shareholders

Investment income--net:
   Institutional                                                                                  (10,325,989)        (5,788,862)
   Institutional 1                                                                                       (980)                 --
   Investor A                                                                                     (13,410,828)        (6,259,841)
   Investor B                                                                                      (1,257,875)        (1,569,366)
   Investor C                                                                                      (1,763,659)          (794,429)
   Class R                                                                                            (63,672)           (28,475)
Realized gain--net:
   Institutional                                                                                  (24,978,128)                 --
   Institutional 1                                                                                     (4,786)                 --
   Investor A                                                                                     (34,649,059)                 --
   Investor B                                                                                      (5,523,034)                 --
   Investor C                                                                                      (5,542,809)                 --
   Class R                                                                                           (171,525)                 --
                                                                                               ---------------    ---------------
Net decrease in net assets resulting from dividends and distributions to shareholders             (97,692,344)       (14,440,973)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

Net increase (decrease) in net assets derived from beneficial interest transactions                 10,110,593       (33,186,593)
                                                                                               ---------------    ---------------

Redemption Fees

Redemption fees                                                                                        568,035              2,308
                                                                                               ---------------    ---------------

Net Assets

Total increase in net assets                                                                       129,873,757        184,831,574
Beginning of year                                                                                  908,334,052        723,502,478
                                                                                               ---------------    ---------------
End of year*                                                                                   $ 1,038,207,809    $   908,334,052
                                                                                               ===============    ===============
   * Undistributed investment income--net                                                      $    13,415,141    $    17,761,445
                                                                                               ===============    ===============

     See Notes to Financial Statements.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007


Financial Highlights

                                                                                      Institutional

The following per share data and ratios have been derived                     For the Year Ended October 31,
from information provided in the financial statements.        2007           2006           2005           2004           2003

Per Share Operating Performance

Net asset value, beginning of year                         $    23.02     $    17.54     $    15.25     $    13.01     $    10.80
                                                           ----------     ----------     ----------     ----------     ----------
Investment income--net**                                          .46            .55            .36            .21            .23
Realized and unrealized gain--net                                4.56           5.32           2.15           2.27           2.17
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                                 5.02           5.87           2.51           2.48           2.40
                                                           ----------     ----------     ----------     ----------     ----------
Less dividends and distributions:
  Investment income--net                                        (.72)          (.39)          (.22)          (.24)          (.19)
  Realized gain--net                                           (1.74)             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                              (2.46)          (.39)          (.22)          (.24)          (.19)
                                                           ----------     ----------     ----------     ----------     ----------
Redemption fee                                                    .01           --++           --++           --++             --
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                               $    25.59     $    23.02     $    17.54     $    15.25     $    13.01
                                                           ==========     ==========     ==========     ==========     ==========

Total Investment Return*

Based on net asset value per share                             24.46%      34.03%***         16.52%         19.26%         22.57%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios to Average Net Assets

Expenses                                                        1.01%           .99%           .99%          1.05%          1.08%
                                                           ==========     ==========     ==========     ==========     ==========
Investment income--net                                          2.01%          2.68%          2.09%          1.50%          2.00%
                                                           ==========     ==========     ==========     ==========     ==========

Supplemental Data

Net assets, end of year (in thousands)                     $  361,175     $  330,849     $  261,358     $  252,580     $  221,888
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover                                                63%            76%            72%            78%            64%
                                                           ==========     ==========     ==========     ==========     ==========

    * Total investment returns exclude the effects of any sales charges.

   ** Based on average shares outstanding.

  *** In 2006, +.21% of the Fund's total investment return for Institutional Shares consisted of a payment by Merrill Lynch Investment Managers, L.P.  in order to resolve a regulatory issue relating to an investment.

   ++ Amount is less than $.01 per share.

      See Notes to Financial Statements.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007


Financial Highlights (continued)

The following per share
data and ratios have been                   Investor A                                             Investor B
derived from information
provided in the                   For the Year Ended October 31,                         For the Year Ended October 31,
financial statements.     2007       2006      2005       2004      2003         2007      2006       2005      2004      2003
Per Share Operating Performance

Net asset value,
beginning of year        $  22.72   $  17.33  $  15.07  $  12.86   $  10.67     $  19.59  $  14.99  $  13.08   $  11.18  $   9.25
                         --------------------------------------------------     -------------------------------------------------
Investment
income--net**                .44         .50       .31       .18        .20          .17       .30       .16        .03       .10
Realized and
unrealized
gain--net                   4.48        5.24      2.12      2.24       2.14         3.86      4.54      1.84       1.99      1.85
                         --------------------------------------------------     -------------------------------------------------
Total from investment
operations                  4.92        5.74      2.43      2.42       2.34         4.03      4.84      2.00       2.02      1.95
                         --------------------------------------------------     -------------------------------------------------
Less dividends and
distributions:
  Investment income--net   (.67)       (.35)     (.17)     (.21)      (.15)        (.40)     (.24)     (.09)      (.12)     (.02)
  Realized gain--net      (1.74)          --        --        --         --       (1.74)        --        --         --        --
                         --------------------------------------------------     -------------------------------------------------
Total dividends and
distributions             (2.41)       (.35)     (.17)     (.21)      (.15)       (2.14)     (.24)     (.09)      (.12)     (.02)
                         --------------------------------------------------     -------------------------------------------------
Redemption fee               .01        --++      --++      --++         --          .01      --++      --++       --++        --
                         --------------------------------------------------     -------------------------------------------------
Net asset value,
end of year              $  25.24   $  22.72  $  17.33  $  15.07   $  12.86     $  21.49  $  19.59  $  14.99   $  13.08  $  11.18
                         ==================================================     =================================================

Total Investment Return*

Based on net
asset value
per share                 24.29%    33.64%***   16.20%    18.98%     22.29%       23.12%  32.63%***   15.28%     18.14%    21.19%
                         ==================================================     =================================================

Ratios to Average Net Assets

Expenses                   1.20%       1.24%     1.24%     1.30%      1.33%        2.12%     2.01%     2.01%      2.09%     2.12%
                         ==================================================     =================================================
Investment
income--net                1.92%       2.49%     1.84%     1.24%      1.78%         .98%     1.73%     1.06%      0.23%     0.98%
                         ==================================================     =================================================

Supplemental Data

Net assets,
end of year
(in thousands)           $550,341   $453,104  $312,606  $296,757   $280,223     $ 42,829  $ 62,273  $103,836   $132,725  $ 96,395
                         ==================================================     =================================================

Portfolio turnover           63%         76%       72%       78%        64%          63%       76%       72%        78%       64%
                         ==================================================     =================================================

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

    *** In 2006, +.21% of the Fund's total investment return for Investor A Shares and Investor B Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

     ++ Amount is less than $.01 per share.

        See Notes to Financial Statements.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007


Financial Highlights (concluded)

                                                                                                Class R
The following per share                   Investor C                                                                  Period
data and ratios have been                                                                                           January 3,
derived from information                   For the                                         For the                  2003+++++
provided inthe financial            Year Ended October 31,                          Year Ended October 31,        to October 31,
statements.             2007       2006      2005       2004       2003       2007      2006       2005      2004      2003
Per Share Operating Performance

Net asset value,
beginning of period    $  18.86  $   14.47  $  12.64  $  10.83   $   9.00    $  19.74  $  15.14  $  13.23   $  11.32  $      9.67
                       --------------------------------------------------    ----------------------------------------------------
Investment
income--net**              .21         .29       .15       .02        .09         .29       .41       .18        .33          .25
Realized and
unrealized
gain--net                 3.63        4.36      1.78      1.92       1.81        3.80      4.55      1.93       1.82         1.40
                       --------------------------------------------------    ----------------------------------------------------
Total from
investment
operations                3.84        4.65      1.93      1.94       1.90        4.09      4.96      2.11       2.15         1.65
                       --------------------------------------------------    ----------------------------------------------------
Less dividends and
distributions:
  Investment
  income--net            (.55)       (.26)     (.10)     (.13)      (.07)       (.65)     (.36)     (.20)      (.24)           --
  Realized
  gain--net             (1.74)          --        --        --         --      (1.74)        --        --         --           --
                       --------------------------------------------------    ----------------------------------------------------
Total dividends and
distributions           (2.29)       (.26)     (.10)     (.13)      (.07)      (2.39)     (.36)     (.20)      (.24)           --
                       --------------------------------------------------    ----------------------------------------------------
Redemption fee             .01        --++      --++      --++         --         .01      --++      --++       --++           --
                       --------------------------------------------------    ----------------------------------------------------
Net asset value,
end of period          $  20.42   $  18.86  $  14.47  $  12.64   $  10.83    $  21.45  $  19.74  $  15.14   $  13.23  $     11.32
                       ==================================================    ====================================================

Total Investment Return*

Based on net asset
value per share         23.26%   32.57%***    15.33%    18.06%     21.29%      23.60%  33.36%***   16.01%     19.22%    17.06%+++
                       ==================================================    ====================================================

Ratios to Average Net Assets

Expenses                 2.00%       2.01%     2.02%     2.08%      2.12%       1.71%     1.49%     1.48%      1.35%  1.58%++++++
                       ==================================================    ====================================================
Investment
income--net              1.11%       1.71%     1.05%      .20%       .99%       1.48%     2.30%     1.10%      2.51%  1.50%++++++
                       ==================================================    ====================================================

Supplemental Data

Net assets,
end of period
(in thousands)         $ 79,355   $ 60,160  $ 44,881  $ 44,166   $ 25,134    $  4,509  $  1,948  $    823   $    104       --++++
                       ==================================================    ====================================================
Portfolio
turnover                   63%         76%       72%       78%        64%         63%       76%       72%        78%          64%
                       ==================================================    ====================================================

      * Total investment returns exclude the effects of any sales charges.

     ** Based on average shares outstanding.

    *** In 2006, +.21% of the Fund's total investment return for Investor C Shares and Class R Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

     ++ Amount is less than $.01 per share.

   ++++ Amount is less than $1,000.

 ++++++ Annualized.

    +++ Aggregate total investment return.

  +++++ Commencement of Operations.

        See Notes to Financial Statements.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Notes to Financial Statements


1. Significant Accounting Policies:

BlackRock EuroFund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. Institutional 1 Shares were issued in connection with the Fund's acquisition of The Europe Fund, Inc. on November 6, 2006. Institutional 1 Shares generally were not available for purchase except for dividend and capital gain reinvestments for existing shareholders and automatically converted to Institutional Shares on May 7, 2007. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Notes to Financial Statements (continued)


(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No.109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Notes to Financial Statements (continued)


In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159") was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $4,048,978 has been reclassified between undistributed net realized capital gains and undistributed net investment income as a result of gains from the sale of stock of passive foreign investment companies and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreements and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% on an annual basis of the average daily value of the Fund's net assets.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Service          Distribution
                                          Fee                   Fee

Investor A                               .25%                    --
Investor B                               .25%                  .75%
Investor C                               .25%                  .75%
Class R                                  .25%                  .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder servicing and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares, which totaled $133,533.

For the year ended October 31, 2007, affiliates received contingent deferred sales charges of $10,709 and $8,752 relating to transactions in Investor B and Investor C Shares, respectively.

Furthermore, affiliates received contingent deferred sales charges of $607 relating to transactions subject to front-end sales charge waivers in Investor A Shares.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Notes to Financial Statements (continued)


The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                                 Call Center
                                                        Fees

Institutional                                  $       9,660
Investor A                                     $      10,467
Investor B                                     $       1,664
Investor C                                     $       1,474
Class R                                        $          39


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM, an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the year ended October 31, 2007, the Fund reimbursed the Manager $18,879 for certain accounting services.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2007 were $611,040,933 and $786,348,245, respectively.


4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $10,110,593 and $(33,186,593) for the year ended October 31, 2007 and October 31, 2006, respectively.

Transactions in beneficial interest for each class were as follows:



                                                                       For the                            For the
                                                                      Year Ended                         Year Ended
                                                                   October 31, 2007                   October 31, 2006
                                                                Shares             Amount            Shares           Amount
Institutional Shares

Shares sold                                                     7,263,929   $   168,689,472        3,947,538    $    82,558,508
Shares issued to shareholders in reinvestment of dividends      1,537,937        31,589,732          268,460          4,939,666
                                                            -------------------------------     -------------------------------
Total issued                                                    8,801,866       200,279,204        4,215,998         87,498,174
Shares redeemed                                               (9,064,709)     (204,000,880)      (4,739,170)       (97,451,970)
                                                            -------------------------------     -------------------------------
Net decrease                                                    (262,843)   $   (3,721,676)        (523,172)    $   (9,953,796)
                                                            ===============================     ===============================



                                                                    For the Period
                                                                November 6, 2006++ to
                                                                   May 7, 2007++++
Institutional 1 Shares

Shares sold                                                         1,493   $        43,112
Shares issued as a result of reorganization                     5,532,829       113,021,126
Shares issued to shareholders in reinvestment of dividends            169             3,664
                                                            -------------------------------
Total issued                                                    5,534,491       113,067,902
Shares redeemed                                               (5,534,491)     (127,809,960)
                                                            -------------------------------
Net decrease                                                           --   $  (14,742,058)
                                                            ===============================

    ++ Prior to November 6, 2006, (commencement of operations), the Fund issued 5 shares to BDI for $100.

  ++++ On May 7, 2007, Institutional 1 Shares converted to Institutional Shares.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Notes to Financial Statements (continued)



                                                                       For the                            For the
                                                                      Year Ended                         Year Ended
                                                                   October 31, 2007                   October 31, 2006
                                                                Shares             Amount            Shares           Amount
Investor A Shares

Shares sold and automatic conversion of shares                  3,006,721   $    67,212,029        5,024,431    $   105,687,047
Shares issued to shareholders in reinvestment of dividends      1,914,464        38,843,557          289,051          5,263,622
                                                            -------------------------------     -------------------------------
Total issued                                                    4,921,185       106,055,586        5,313,482        110,950,669
Shares redeemed                                               (3,052,717)      (68,860,817)      (3,409,756)       (68,329,458)
                                                            -------------------------------     -------------------------------
Net increase                                                    1,868,468   $    37,194,769        1,903,726    $    42,621,211
                                                            ===============================     ===============================



Investor B Shares

Shares sold                                                       436,237   $     8,367,613          493,747    $     8,670,988
Shares issued to shareholders in reinvestment of dividends        336,659         5,871,474           82,366          1,301,388
                                                            -------------------------------     -------------------------------
Total issued                                                      772,896        14,239,087          576,113          9,972,376
                                                            -------------------------------     -------------------------------
Shares redeemed and automatic conversion of shares            (1,958,575)      (37,244,713)      (4,323,855)       (78,351,330)
                                                            -------------------------------     -------------------------------
Net decrease                                                  (1,185,679)   $  (23,005,626)      (3,747,742)    $  (68,378,954)
                                                            ===============================     ===============================



Investor C Shares

Shares sold                                                       911,338   $    16,922,267          612,771    $    10,584,055
Shares issued to shareholders in reinvestment of dividends        383,571         6,348,265           44,392            675,643
                                                            -------------------------------     -------------------------------
Total issued                                                    1,294,909        23,270,532          657,163         11,259,698
Shares redeemed                                                 (598,396)      (11,062,232)        (570,079)        (9,495,217)
                                                            -------------------------------     -------------------------------
Net increase                                                      696,513   $    12,208,300           87,084    $     1,764,481
                                                            ===============================     ===============================



Class R Shares

Shares sold                                                       156,930   $     3,096,905           96,721    $     1,664,378
Shares issued to shareholders in reinvestment of dividends         13,571           235,197            1,797             28,475
                                                            -------------------------------     -------------------------------
Total issued                                                      170,501         3,332,102           98,517          1,692,853
Shares redeemed                                                  (59,021)       (1,155,218)         (54,147)          (932,388)
                                                            -------------------------------     -------------------------------
Net increase                                                      111,480   $     2,176,884           44,370    $       760,465
                                                            ===============================     ===============================


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares (except Institutional 1 Shares) made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

The Fund charges a 2% redemption fee on redemptions of Institutional 1 Shares made prior to May 7, 2007. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with the redemption of Institutional 1 Shares. Institutional 1 Shares converted to Institutional Shares on May 7, 2007.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Notes to Financial Statements (concluded)



5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007 and was subsequently renewed. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended October 31, 2007.


6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:


                                          10/31/2007         10/31/2006
Distributions paid from:
   Ordinary income                    $   26,823,003     $   14,440,973
   Net long-term capital gains        $   70,869,341                 --
                                      --------------     --------------
Total distributions                   $   97,692,344     $   14,440,973
                                      ==============     ==============


As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                       $   46,587,353
Undistributed long-term capital gains--net                  132,085,236
                                                         --------------
Total undistributed earnings--net                           178,672,589
Capital loss carryforward                                  (8,158,403)*
Unrealized gains--net                                     263,855,751**
                                                         --------------
Total accumulated earnings--net                          $  434,369,937
                                                         ==============

 * On October 31, 2007, the Fund had a net capital loss carryforward of $8,158,403 all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.


7. Commitments:

As of October 31, 2007, the Fund had entered into foreign exchange contracts under which it had sold various foreign currencies with approximate value of $4,053,000.


8. Acquisition of The Europe Fund, Inc.

On November 6, 2006, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of The Europe Fund, Inc., pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 10,066,319 shares of common stock of The Europe Fund, Inc. for 5,532,829 shares of common stock of the Fund. The Europe Fund, Inc.'s net assets on that date of $113,021,126, including $152,626 of distributions in excess of net investment income, $141,914 of accumulated net realized losses and $8,113,020 of net unrealized appreciation, were combined with those of the Fund. The Fund's aggregate net assets immediately after the acquisition amounted to $1,001,508,858.


9. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $1.170464 per Institutional Share, $1.126287 per Investor A Share, $.870836 per Investor B Share, $1.004501 per Investor C Share and $1.095411 per Class R Share on December 17, 2007 to shareholders of record on December 13, 2007.

The Fund paid a long-term capital gain distribution in the amount of $3.170025 per Institutional Share, $3.170025 per Investor A Share, $3.170025 per Investor B Share, $3.170025 per Investor C Share and $3.170025 per Class R Share on December 17, 2007 to shareholders of record on December 13, 2007.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of BlackRock EuroFund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock EuroFund (the "Fund") as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock EuroFund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 27, 2007



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Officers and Trustees as of October 31, 2007

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                       Position(s)  Length of                                                    Fund Complex   Directorships
Name, Address          Held with    Time                                                         Overseen by    Held by
and Year of Birth      Fund         Served    Principal Occupation(s) During Past 5 Years        Trustee        Trustee
Interested Trustee


Robert C. Doll, Jr.*   Fund         2005 to   Vice Chairman and Director of BlackRock, Inc.,     120 Funds      None
P.O. Box 9011          President    2007      Global Chief Investment Officer for Equities,      161 Portfolios
Princeton, NJ          and                    Chairman of the BlackRock Retail Operating
08543-9011             Trustee                Committee, and member of the BlackRock Executive
1954                                          Committee since 2006; President of the funds
                                              advised by Merrill Lynch Investment Managers, L.P.
                                              ("MLIM") and its affiliates ("MLIM/FAM-advised
                                              funds") from 2005 to 2006 and Chief Investment
                                              Officer thereof from 2001 to 2006; President of MLIM
                                              and Fund Asset Management, L.P. ("FAM") from 2001 to
                                              2006; Co-Head (Americas Region) thereof from 2000
                                              to 2001 and Senior Vice President from 1999 to 2001;
                                              President and Director of Princeton Services, Inc.
                                              ("Princeton Services") and President of Princeton
                                              Administrators, L.P. ("Princeton Administrators")
                                              from 2001 to 2006; Chief Investment Officer of
                                              OppenheimerFunds, Inc. in 1999 and Executive Vice
                                              President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.



Independent Trustees*


Ronald W. Forbes**     Trustee      2000 to   Professor Emeritus of Finance, School of           46 Funds       None
P.O. Box 9095                       2007      Business, State University of New York at          48 Portfolios
Princeton, NJ                                 Albany since 2000 and Professor thereof
08543-9095                                    from 1989 to 2000; International Consultant,
1940                                          Urban Institute, Washington, D.C. from 1995
                                              to 1999.


Cynthia A. Montgomery  Trustee      2000 to   Professor, Harvard Business School since 1989;     46 Funds       Newell
P.O. Box 9095                       2007      Associate Professor, J.L. Kellogg Graduate         48 Portfolios  Rubbermaid, Inc.
Princeton, NJ                                 School of Management, Northwestern University                     (manufacturing)
08543-9095                                    from 1985 to 1989; Associate Professor, Graduate
1952                                          School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School Publishing since 2005; Director,
                                              McLean Hospital since 2005.


Jean Margo Reid        Trustee      2004 to   Self-employed consultant since 2001; Counsel of    46 Funds       None
P.O. Box 9095                       2007      Alliance Capital Management (investment adviser)   48 Portfolios
Princeton, NJ                                 in 2000; General Counsel, Director and Secretary
08543-9095                                    of Sanford C. Bernstein & Co., Inc. (investment
1945                                          adviser/broker-dealer) from 1997 to 2000; Secretary,
                                              Sanford C. Bernstein Fund, Inc. from 1994 to 2000;
                                              Director and Secretary of SCB, Inc. since 1998;
                                              Director and Secretary of SCB Partners, Inc.
                                              since 2000; and Director of Covenant House from
                                              2001 to 2004.


Roscoe S. Suddarth     Trustee      2000 to   President, Middle East Institute, from 1995 to     46 Funds       None
P.O. Box 9095                       2007      2001; Foreign Service Officer, United States       48 Portfolios
Princeton, NJ                                 Foreign Service, from 1961 to 1995 and Career
08543-9095                                    Minister from 1989 to 1995; Deputy Inspector
1935                                          General, U.S. Department of State, from 1991
                                              to 1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West        Trustee      1986 to   Professor of Finance from 1984 to 1995, Dean       46 Funds       Bowne & Co., Inc.
P.O. Box 9095                       2007      from 1984 to 1993 and since 1995 Dean Emeritus     48 Portfolios  (financial
Princeton, NJ                                 of New York University's Leonard N. Stern                         printers);
08543-9095                                    School of Business Administration.                                Vornado Realty
1938                                                                                                            Trust (real
                                                                                                                estate company);
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)

 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Trustees and the Audit Committee.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Officers and Trustees as of October 31, 2007 (concluded)

                       Position(s)  Length of
Name, Address          Held with    Time
and Year of Birth      Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke        Vice         1993 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011          President    2007      Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton, NJ          and          and       in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
08543-9011             Treasurer    1999 to   thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
1960                                2007


Karen Clark            Chief        2007      Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011          Compliance             BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ          Officer                2007; Principal and Senior Compliance Officer, State Street Global Advisors,
08543-9011                                    from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
1965                                          to 2001; and Branch Chief, Division of Investment Management and Office of
                                              Compliance Inspections and Examinations, U.S. Securities and Exchange Commission,
                                              from 1993 to 1998.


Howard Surloff         Secretary    2007      Managing Director of BlackRock Inc. and General Counsel of U.S. Funds at BlackRock,
P.O. Box 9011                                 Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management from 1993
Princeton, NJ                                 to 2006.
08543-9011
1965


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 800-441-7762.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
PFPC Inc.
Wilmington, DE 19809


Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540


Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540


Legal Counsel
Sidley Austin LLP
New York, NY 10019



Important Tax Information


The following information is provided with respect to the ordinary income distributions paid by BlackRock EuroFund during the fiscal year ended October 31, 2007:

                                       Record Date   10/31/2006     12/12/2006
                                      Payable Date   11/02/2006     12/14/2006

Qualified Dividend Income for Individuals                 100%*          100%*
Foreign Source Income                                   79.39%*        79.39%*
Foreign Taxes Paid Per Share                           $.061959       $.000022

 * Expressed as a percentage of the cash distribution grossed-up for foreign taxes. The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.


The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid are included in taxable income and may be either deducted from gross income or taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund distributed long-term capital gains of $1.736430 per share and $.001133 per share to shareholders of record on October 31, 2006 and December 12, 2006, respectively.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



BlackRock Fund Information


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select "eDelivery" under the "More Information" section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



BlackRock Fund Information (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK EUROFUND                                             OCTOBER 31, 2007



Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           Ronald W. Forbes (term ended, effective November 1, 2007)
           Robert M. Hernandez (term began, effective November 1, 2007)
           Fred G. Weiss (term began, effective November 1, 2007)
           Richard R. West
           Edward D. Zinbarg (retired as of December 31, 2006)

           Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -   Principal Accountant Fees and Services


                   (a) Audit Fees        (b) Audit-Related Fees (1)        (c) Tax Fees (2)         (d) All Other Fees (3)

                Current      Previous      Current       Previous      Current        Previous      Current       Previous
              Fiscal Year  Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year   Fiscal Year
Entity Name       End          End           End           End           End            End           End           End
BlackRock
EuroFund        $38,100      $34,500          $0       $11,800 (4)      $6,100         $6,000        $1,042          $0

(1) The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(2) The nature of the services include tax compliance, tax advice and tax planning.

(3) The nature of the services include a review of compliance procedures and attestation thereto.

(4) Paid by the Adviser.


           (e)(1) Audit Committee Pre-Approval Policies and Procedures:
                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) None of the services described in each of Items 4(b) through
                  (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

           (f) Not Applicable

           (g) Affiliates' Aggregate Non-Audit Fees:


                                        Current               Previous
                                      Fiscal Year           Fiscal Year
           Entity Name                    End                   End

           BlackRock EuroFund           $291,642             $2,936,383


           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
           (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock EuroFund


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Executive Officer (principal executive officer) of
       BlackRock EuroFund


Date: December 19, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Executive Officer (principal executive officer) of
       BlackRock EuroFund


Date: December 19, 2007


By:    /s/ Neal J. Andrews
       -------------------
       Neal J. Andrews,
       Chief Financial Officer (principal financial officer) of
       BlackRock EuroFund


Date: December 19, 2007